--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                    May 31, 2000

Dear Shareholder:

      The Federal  Reserve  continued to  aggressively  tighten in an attempt to achieve its objective of a soft-landing for the explosive U.S. economy. As a result, the Federal Reserve tightened short-term rates by 0.75% during the period and raised rates by another 0.50% at the May FOMC meeting to 6.50%. In the first four months of the new millennium we have been witness to unprecedented volatility in both the Treasury yield curve and the spread sectors. The Treasury curve inverted sharply as expectations of continued Fed tightening in the wake of an insatiable U.S. economy, while anticipation of a significant buyback at the long end of the maturity spectrum led to lower yields on long Treasuries. The yield curve inversion along with the premium placed on the dwindling outstanding Treasuries caused a dramatic underperformance of spread sectors relative to the performance of the Treasury sectors, especially in the 10- to 30-year part of the curve.

      At this juncture, the general implication for spread product is negative, but the potential for spread widening is more limited. Most of the negatives for high quality spread product in terms of relative supply differentials between Treasuries and non-Treasuries as well as equity market volatility have been priced into the market. Given current market conditions, we maintain a significant overweight in high quality spread product. Treasuries are fully valued even considering the strong technicals in the market. While near-term volatility is virtually guaranteed by an active Federal Reserve, a successful soft landing of the economy would ultimately result in a healthier U.S. economy.

      This report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.


Sincerely,

/s/ Laurence D. Fink                   /s/ Ralph L. Schlosstein

Laurence D. Fink                       Ralph L. Schlosstein
Chairman                               President

                                                                    May 31, 2000

     Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock Income Trust Inc. ("the Trust") for the six months ended April 30, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKT". The Trust's investment objective is to provide high current income consistent with the preservation of capital. The Trust seeks this objective by investing primarily in mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. At least 85% of the Trust's assets must be issued or guaranteed by the U.S. government or its agencies or rated "AAA" by Standard & Poor's or "Aaa" Moody's (up to 5% can be unrated and deemed by the Adviser to be of equivalent credit quality); the remaining 15% of the Trust's assets must be rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:

                           -----------------------------------------------------
                            4/30/00    10/31/99    CHANGE      HIGH        LOW
--------------------------------------------------------------------------------
 STOCK PRICE               $6.0625      $6.125     (1.02)%    $6.3125    $5.625
--------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)     $7.00        $7.31      (4.24)%    $7.34      $6.96
--------------------------------------------------------------------------------
 10-YEAR TREASURY NOTE      6.22%        6.02%      3.32%      6.79%      5.77%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The dynamic expansion of the U.S. economy continues undaunted by Federal Reserve Chairman Greenspan's attempt to brake the economy, short of stalling it into a recession. The labor markets remain tight, growth remains strong with 5%+ annualized growth rates and inflation pressures continue to be offset by increased productivity. However, the Fed remains cautious, in their February minutes it was noted that: "Other members acknowledged that the Committee might need to move more aggressively at a later meeting should imbalances continue to build and inflation expectations clearly begin to pick up." At the Federal Reserve meeting in November, February and March the Fed raised the discount rate by 0.25% at each meeting and a 0.50% increase was made in May to bring the current discount rate to 6.50%.

     The Treasury Yield curve experienced a complex set of dynamics, which has inverted the curve and may continue to invert the curve for the foreseeable future. The yields on the short-end of the curve increased sharply during the period in response to three Federal Reserves increases to the discount rate and perceived future Fed actions in the coming months. The long-end of the curve is reacting to the "official" announcement that the Treasury will buy back $30 billion of Treasuries with maturities ranging 10 to 30 years. With a decreasing supply of available Treasuries, a balanced budget, and an unchanged demand for longer maturity Treasuries, we would anticipate this condition to continue. This condition is further augmented by Treasury auction activity, as they reduce the available bonds on the long end of the curve they continue to add supply in the 1-10 year range through periodic auctions. For the semi-annual period, the yield of the 10-year Treasury security rose from 6.02% on October 31, 1999 to 6.22% on April 30, 2000.

     Mortgages posted positive returns during the semi-annual period but trailed the broader market, which was led by the strong rally in the Treasury market. As measured by the LEHMAN BROTHERS MORTGAGE INDEX, mortgages posted a 1.26% total return versus 1.42% for the LEHMAN BROTHERS AGGREGATE INDEX. Strength in the housing market has continued unabated, leading to more supply than expected, but in comparison to other spread sectors, mortgages benefited from greater liquidity and higher credit quality. On a relative valuation basis mortgages appear cheap, although uncertainty was increased in the market by Treasury Undersecretary Gensler's testimony concerning a bill seeking to end the quasi-governmental status of FNMA and FHLMC. GNMAs performed well during the quarter as a Treasury substitute, since it is the only other asset class backed by the full faith and credit of the U.S. Government.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The Trust is managed to maintain an interest rate sensitivity (or duration) resembling that of the Salomon Brothers Mortgage Index; this means that the portfolio's NAV will change similarly to the price of the Index given a change in interest rates. The following chart compares the Trust's current and October 31, 1999 asset composition:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
COMPOSITION                                     APRIL 30, 2000  OCTOBER 31, 1999
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                                30%             16%
--------------------------------------------------------------------------------
Interest Only Mortgage-Backed Securities              18%             16%
--------------------------------------------------------------------------------
Adjustable & Inverse Floating Rate Mortgages          18%              8%
--------------------------------------------------------------------------------
Principal Only Mortgage-Backed Securities              9%              9%
--------------------------------------------------------------------------------
FHA Project Loans                                      8%              9%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs           6%             11%
--------------------------------------------------------------------------------
U.S. Government Securities                             5%             19%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                  3%              4%
--------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage Pass-Throughs       2%              5%
--------------------------------------------------------------------------------
Asset Backed Securities                                1%              3%
--------------------------------------------------------------------------------

     The Trust reduced its allocation to Treasuries and reallocated assets to higher yielding spread products as yields on Mortgages and other spread product increased relative to Treasuries. The Trust has continued to emphasize mortgage product with relatively strong prepayment protection, including deals backed by lower-coupon mortgages and structured bonds with prepayment lockout. The Trust also purchased IOs (Interest-Only securities) as a defensive strategy. IOs help to protect the value of a portfolio in a rising interest rate environment by appreciating when mortgages extend. The Trust also purchased Adjustable and Inverse Floating Rate Mortgages. Although rates have trended up recently, and spreads have widened significantly, BlackRock believes that longer-term spreads will tighten and benefit the Trust.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely yours,

/s/ Robert S. Kapito      /s/ Keith T. Anderson         /s/ Michael P. Lustig

Robert S. Kapito          Keith T. Anderson             Michael P. Lustig
Vice Chairman and         Chief Investment Officer--    Managing Director
  Portfolio Manager         Fixed Income                  and Portfolio Manager
BlackRock Advisors Inc.   BlackRock Advisors Inc.       BlackRock Advisors Inc.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                               BKT
--------------------------------------------------------------------------------
   Initial Offering Date:                                      July 22, 1988
--------------------------------------------------------------------------------
   Closing Stock Price as of 4/30/00:                             $6.0625
--------------------------------------------------------------------------------
   Net Asset Value as of 4/30/00:                                 $7.00
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 4/30/00 ($6.0625)1:          9.28%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                       $0.046875
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                    $0.562500
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2) Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
The BlackRock Income Trust Inc.
Portfolio of Investments
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
       PRINCIPAL
         AMOUNT                                                       VALUE
 RATING*  (000)                   DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------

                  LONG-TERM INVESTMENTS--143.9%
                  MORTGAGE PASS-THROUGHS--42.9%
                  Federal Home Loan Mortgage Corp.,
        $110,991@   6.50%, 5/01/29 - 12/01/99 ...................  $103,672,933
           2,524@   7.50%, 7/01/07 - 2/01/23 ....................     2,486,035
             685@   8.00%, 11/01/15 .............................       688,992
             877@   8.50%, 10/01/06 - 3/01/08, 15 Year ..........       898,454
           1,465@   9.00%, 9/01/20 ..............................     1,505,129
                  Federal National Mortgage Association,
          18,363@   5.50%, 12/01/13 - 2/01/14, 15 Year ..........    16,813,836
          37,369@   6.50%, 2/01/26 - 7/01/29 ....................    34,901,519
           6,477@   7.00%, 6/01/26 - 9/01/29 ....................     6,199,494
           5,587@   7.50%, 11/01/14 - 9/01/23,
                      18 Year Multifamily .......................     5,509,161
           3,215@   8.00%, 5/01/08 - 5/01/22, Multifamily .......     3,209,057
            1,419   9.497%, 6/01/24 .............................     1,451,983
               48   9.50%, 1/01/19 - 6/01/20 ....................        50,019
                  Government National Mortgage Association,
              473   7.00%, 10/15/17 .............................       455,004
            5,608   7.50%, 8/15/21 - 12/15/23 ...................     5,515,898
            5,226   8.00%, 10/15/22 - 2/15/29 ...................     5,237,537
               12   8.50%, 5/15/01 - 2/15/17 ....................        12,702
              429   9.00%, 6/15/18 - 9/15/21 ....................       442,136
                                                                  -------------
                                                                    189,049,889
                                                                  -------------

                  FEDERAL HOUSING ADMINISTRATION--11.9%
           1,298    Allen Oaks, 8.60%, 8/01/33 ..................     1,301,522
           2,972    Beachtree, Series 87430,
                      10.25%, 6/01/32 ...........................     3,039,121
           4,166    Brookville, 7.50%, 8/01/28 ..................     4,029,229
                    GMAC,
           5,466      Series 33, 7.43%, 9/01/21 .................     5,440,084
           2,072      Series 46, 7.43%, 1/01/22 .................     2,052,459
             853      Series 48, 7.43%, 6/01/22 .................       848,520
           1,209      Series 51, 7.43%, 6/26/01 - 2/01/23 .......     1,202,663
           6,674      Series 56, 7.43%, 11/01/22 ................     6,636,591
           1,168    Merrill, Series 54, 7.43%, 5/15/23 ..........     1,151,863
           1,241    Middlesex, 8.625%, 9/01/34 ..................     1,231,222
           4,209    Parkside, 7.30%, 2/01/13 ....................     4,062,295
           1,000    Reilly, Series 41, 8.767%, 3/01/20 ..........     1,012,899
           2,828    Tuttle Grove, 7.25%, 10/01/35 ...............     2,681,991
                    USGI,
           4,165      Polaris, Series 982, 7.43%, 11/01/21 ......     4,144,327
             892      Series 87, 7.43%, 12/01/22 ................       874,452
           3,464      Series 99, 7.43%, 10/01/23 ................     3,393,608
           2,646      Series 6302, 7.43%, 12/01/21 ..............     2,623,515
           6,747    Yorkville, Series 6094, 7.43%,
                      6/01/21 ...................................     6,703,102
                                                                  -------------
                                                                     52,429,463
                                                                  -------------
                  AGENCY MULTIPLE CLASS MORTGAGE
                    PASS-THROUGHS--9.2%
                  Federal Home Loan Mortgage Corp.,
                    Multiclass Mortgage Participation
                    Certificates,
           4,629@   Series 1104, Class 1104-L,
                      6/15/21 ...................................     4,744,775
           1,742    Series 1347, Class 1347-HC,
                      12/15/21 ..................................     1,611,890
             450    Series 1541, Class 1541-T,
                      7/15/23 ...................................       336,287
             776    Series 1559, Class 1559-WA,
                      7/15/22 ...................................       769,565
           3,000@   Series 1577, Class 1577-SC,
                      9/15/23 ...................................     2,119,687
         13,281@    Series 1584, Class 1584-FB,
                      9/15/23 ...................................    13,865,848
           2,169    Series 1601, Class 1601-SE,
                      10/15/08 ..................................     1,670,742
             131    Series 1609, Class 1609-KA,
                      11/15/23 ..................................       128,315
           5,000    Series 1649, Class 1649-S,
                      12/15/08 ..................................     4,564,062
                  Federal National Mortgage Association,
                    REMIC Pass-Through Certificates,
             714    Trust 1993-87, Class 87-L,
                      6/25/23 ...................................       644,490
           1,549@   Trust 1988-16, Class16-B,
                      6/25/18 ...................................     1,617,581
           2,600@   Trust 1990-12, Class 12-G,
                      2/25/20 ...................................     2,353,191
           4,154    Trust 1992-43, Class 43-E,
                      4/25/22 ...................................     4,095,810
           1,598    Trust 1993-224, Class 224-SD,
                      11/25/23 ..................................     1,722,614
             537    Trust 1997-43, Class 43-G,
                      4/18/27 ...................................       390,031
                                                                  -------------
                                                                     40,634,888
                                                                  -------------
                  NON-AGENCY MULTIPLE CLASS
                    MORTGAGE PASS-THROUGHS--2.8%
AAA        9,939@ Credit Suisse First Boston Mortgage Certificates,
                    Series 2000-1, Class 2A, 3/15/15 ..............   9,429,836

See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
         AMOUNT                                                       VALUE
 RATING*  (000)                   DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------
AAA       $2,966  Summit Mortgage Trust,
                    Series 2000-1, Class B1,**
                      12/28/12 .................................. $   2,767,148
                                                                  -------------
                                                                     12,196,984
                                                                  -------------
                  ADJUSTABLE & INVERSE FLOATING RATE
                    MORTGAGES--25.2%
AAA          307@ Collateralized Mortgage Obligation Trust,
                    Series 13, Class Q,
                      1/20/03 ...................................       304,855
                  Countrywide Funding Corp.,
                    Mortgage Certificates,
AAA        3,394    Series 1993-10, Class A-8,
                      1/25/24 ...................................     2,942,804
AAA        6,202    Series 1994-09, Class A-16,
                      5/25/24 ...................................     4,920,514
                  Federal Home Loan Mortgage Corp.,
                    Multiclass Mortgage Participation
                    Certificates,
             498    Series 1160, Class 1160-F,
                      10/15/21 ..................................       462,137
           2,879    Series 1526, Class 1526-SA,
                      6/15/23 ...................................     2,092,572
           2,558    Series 1570, Class 1570-SA,
                      8/15/23 ...................................     2,270,342
           3,621    Series 1580, Class 1580-SD,
                      9/15/08 ...................................     3,270,863
           1,109    Series 1590, Class 1590-OA,
                      10/15/23 ..................................     1,150,771
           3,678@   Series 1598, Class 1598-S,
                      10/15/08 ..................................     3,185,999
           1,457    Series 1616, Class 1616-SB,
                      11/15/08 ..................................     1,444,405
           4,785@   Series 1625, Class 1625-SC,
                      12/15/08 ..................................     3,720,446
           5,769@   Series 1627, Class 1627-S,
                      12/15/23 ..................................     4,029,238
           5,038    Series 1627, Class 1627-SC,
                      12/15/23 ..................................     2,771,959
           3,084    Series 1629, Class 1629-OD,
                      12/15/23 ..................................     2,160,418
           3,165    Series 1666, Class 1666-S,
                      1/15/24 ...................................     2,448,680
           1,276    Series 1669, Class 1669-MD,
                      2/15/24 ...................................     1,124,514
           2,250    Series 1688, Class 1688-S,
                      12/15/13 ..................................     2,061,563
           5,778    Series 1699, Class 1699-ST,
                      3/15/24 ...................................     4,069,677
             475    Series 1862, Class 1862-SF,
                      4/15/23 ...................................       424,471
           8,134    Series 2190, Class 2190-S,
                      10/15/14 ..................................     6,848,128
                  Federal National Mortgage Association,
                    REMIC Pass-Through Certificates,
             243    Trust G93-27, Class 27-SB,
                      8/25/23 ...................................       169,356
           1,338    Trust 1991-38, Class 38-F,
                      4/25/21 ...................................     1,428,310
           1,356    Trust 1991-38, Class 38-SA,
                      4/25/21 ...................................     1,292,717
           1,344    Trust 1991-87, Class 87-S,
                      8/25/21 ...................................     1,331,464
           1,143    Trust 1991-145, Class 145-S,
                      10/25/06 ..................................     1,204,301
             147    Trust 1993-50, Class 50-SH,
                      1/25/23 ...................................       136,554
           2,388    Trust 1993-113, Class 113-SB,
                      7/25/23 ...................................     2,394,223
             215    Trust 1993-116, Class 116-SB,
                      7/25/23 ...................................       169,457
             374@   Trust 1993-129, Class 129-SE,
                      8/25/08 ...................................       335,631
             173    Trust 1993-167, Class 167-SA,
                      9/25/23 ...................................       166,852
           6,000@   Trust 1993-169, Class 169-SC,
                      3/25/23 ...................................     4,259,220
           3,000    Trust 1993-170, Class 170-SC,
                      9/25/08 ...................................     2,920,800
           3,500    Trust 1993-179, Class 179-SB,
                      10/25/23 ..................................     2,692,266
             183    Trust 1993-183, Class 183-SM,
                      10/25/23 ..................................       180,453
           2,799    Trust 1993-208, Class 208-SE,
                      11/25/23 ..................................     2,096,917
           5,595    Trust 1993-214, Class 214-S,
                      12/25/08 ..................................     5,000,835
           1,494    Trust 1993-214, Class 214-SH,
                      12/25/08 ..................................     1,012,031
             313    Trust 1993-224, Class 224-S,
                      11/25/23 ..................................       236,659
             199    Trust 1993-224, Class 224-SH,
                      11/25/23 ..................................       152,097
           2,562    Trust 1993-247, Class 247-SN,
                      12/25/23 ..................................     2,625,270
           2,709    Trust 1993-248, Class 248-FB,
                      9/25/23 ...................................     2,823,522
           2,472    Trust 1993-256, Class 256-F,
                      11/25/23 ..................................     1,965,421
             375    Trust 1994-27, Class 27-SE,
                      3/25/23 ...................................       381,013
           1,000    Trust 1994-50, Class 50-S,
                      3/25/24 ...................................       782,980

See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
         AMOUNT                                                       VALUE
 RATING*  (000)                   DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------
        $  3,123    Trust 1999-1, Class 1-S,
                      7/25/23 ...................................    $3,123,160
                  Government National Mortgage
                    Association,
           1,571    Trust 99-37, Class 37-SA,
                      4/20/26 ...................................     1,168,561
AAA        8,598  G. E. Capital Mortgage Services, Inc.,
                    REMIC Certificate 94-7,
                    Class A-17,
                      2/25/09 ...................................     6,229,467
Aaa        2,519  Kidder Peabody Acceptance Corp.,
                    Series 1993-1, Class A-6,
                      8/25/23 ...................................     1,508,927
                  Prudential Home Mortgage Securities Co.,
                    Mortgage Pass-Through Certificates,
AAA          743    Series 1993-43, Class A-16,
                      10/25/23 ..................................       638,893
AAA        2,500    Series 1993-48, Class A-8,
                      12/25/08 ..................................     1,936,975
AAA        8,929    Series 1993-50, Class A-12,
                      11/25/23 ..................................     6,197,033
AAA        1,000    Series 1993-54, Class A-28,
                      1/25/24 ...................................       780,000
AAA        1,904  Salomon Capital Access Corp.,
                    Series 1986-1, Class C,
                      9/01/15 ...................................     1,905,437
                                                                  -------------
                                                                    110,951,158
                                                                  -------------

                  INTEREST ONLY MORTGAGE-
                  BACKED SECURITIES--26.4%
AAA          909  American Housing Trust III, Senior
                    Mortgage Pass-Through Certificates,
                    Series 1, Class 4, (REMIC),
                      3/25/19 ...................................        18,187
AAA          203  American Housing Trust VII, Senior
                    Mortgage Pass-Through Certificates,
                    Series A, Class R,
                      11/25/20 ..................................     1,457,742
                  BA Mortgage Securities, Inc.,
AAA        2,073    Series 1997-1, Class X,
                      7/25/26 ...................................       380,961
AAA        2,110    Series 1998-1, Class 2X,
                      5/28/13 ...................................       431,839
AAA       37,522  Countrywide Funding Corp.,
                    Mortgage Certificates,
                      Series 1997-8, Class A-5, 1/25/28 .........       351,770
AAA       42,885  Credit Suisse First Boston Mortgage
                    Securities Corp. Trust,
                    Series 1997-C1, Class C1-AX **,
                      6/20/29 ...................................     3,478,926
                  Federal Home Loan Mortgage Corp.,
                    Multiclass Mortgage Participation
                    Certificates,
          27,369    Series G-13, Class 13-PP,
                      5/25/21 ...................................     4,669,004
              12    Series 1238, Class 1238-J,
                      1/15/07 ...................................       184,874
          13,406    Series 1353, Class 1353-S,
                      8/15/07 ...................................     1,114,591
           3,748    Series 1397, Class 1397-IO,
                      10/15/22 ..................................     1,049,383
           4,486    Series 1632, Class 1632-S,
                      4/15/23 ...................................        48,314
           7,168    Series 1706, Class 1706-IA,
                      10/15/23 ..................................     1,144,680
             687    Series 1720, Class 1720-PK,
                      1/15/24 ...................................       184,674
          50,356    Series 1809, Class 1809-SC,
                      12/15/23 ..................................     3,480,129
           3,750    Series 1882, Class 1882-PJ,
                      4/15/22 ...................................       536,994
           4,053    Series 1900, Class 1900-SV,
                      8/15/08 ...................................       266,597
          53,031    Series 1914, Class 1914-PC,
                      12/15/11 ..................................     1,144,938
           3,299    Series 1917, Class 1917-AS,
                      5/15/08 ...................................       492,763
          17,938    Series 1946, Class 1946-SG,
                      3/15/24 ...................................       953,782
          15,106    Series 2002, Class 2002-HJ,
                      10/15/08 ..................................     1,799,469
           8,745    Series 2037, Class 2037-IB,
                      12/15/26 ..................................     2,114,591
           7,553    Series 2039, Class 2039-PI,
                      2/15/12 ...................................     1,157,698
          10,579    Series 2063, Class 2063-PI,
                      4/15/12 ...................................     1,646,361
           4,500    Series 2066, Class 2066-PJ,
                      12/15/26 ..................................     1,093,672
          18,000    Series 2080, Class 2080-PL,
                      1/15/27 ...................................     5,545,620
              32    Series 2099, Class 2099-JB,
                      9/15/22 ...................................     1,420,750
          13,218    Series 2103, Class 2103-PI,
                      5/15/12 ...................................     2,519,605
          23,000    Series 2130, Class 2130-SC,
                      3/15/29 ...................................     1,358,437
          11,000    Series 2140, Class 2140-UK,
                      9/15/11 ...................................     1,827,031
                  Federal National Mortgage Association,
                    REMIC Pass-Through Certificates,
               7    Trust G50, Class 50-G,
                      12/25/21 ..................................       181,183

See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
         AMOUNT                                                       VALUE
 RATING*  (000)                   DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------

     $ 2,097     Trust G92-5, Class 5-H,
                   1/25/22 ......................................     $ 564,224
       7,279     Trust G92-60, Class 60-SB,
                   10/25/22 .....................................       405,291
      31,648     Trust 302, Class 2,
                   6/01/29 ......................................    10,157,153
           5     Trust 1992-12, Class 12-C,
                   2/25/22 ......................................       131,151
       1,083     Trust 1992-187, Class 187-JA,
                   10/25/06 .....................................        61,015
       6,588     Trust 1993-46, Class 46-S,
                   5/25/22 ......................................       209,831
       4,000     Trust 1993-196, Class 196-SC,
                   10/25/08 .....................................     3,641,680
       9,875     Trust 1993-199, Class 199-SB,
                   10/25/23 .....................................       203,675
      16,000     Trust 1993-201, Class 201-JC,
                   5/25/19 ......................................     1,308,480
       4,557     Trust 1993-202, Class 202-QA,
                   6/25/19 ......................................       269,020
      12,370     Trust 1995-26, Class 26-SW,
                   2/25/24 ......................................     1,282,402
       6,797@    Trust 1996-14, Class 14-M,
                   10/25/21 .....................................     5,839,117
      12,371     Trust 1996-68, Class 68-SC,
                   1/25/24 ......................................       646,131
      47,690     Trust 1997-37, Class 37-SE,
                   10/25/22 .....................................       786,002
      25,000     Trust 1997-50, Class 50-HK,
                   8/25/27 ......................................     7,698,220
      10,095     Trust 1997-50, Class 50-SI,
                   4/25/23 ......................................       302,841
      35,476     Trust 1997-65, Class 65-SB,
                   3/25/24 ......................................       725,026
      27,000     Trust 1997-65, Class 65-SG,
                   6/25/23 ......................................     2,775,937
      11,139     Trust 1997-76, Class 76-SP,
                   12/25/23 .....................................     1,061,651
      51,000@    Trust 1997-90, Class 90-M,
                   1/25/28 ......................................    15,384,660
      12,163     Trust 1998-12, Class 12-PL,
                   7/18/19 ......................................     1,321,216
       7,378     Trust 1998-25, Class 25-PG,
                   3/18/22 ......................................     1,218,671
      36,712     Trust 1998-46, Class 46-SC,
                   5/18/28 ......................................     2,202,749
AAA      600  First Boston Mortgage Securities Corp.,
                 Series 1987-C, Class C-Z,
                   4/25/17 ......................................       185,289
AAA   44,584  GMAC Commercial Mortgage
                 Securities, Inc.,
                 Trust 1997-C1, Class C1-X,
                   7/15/27 ......................................     3,317,160
AAA   57,002  Goldman Sachs Mortgage Securities Corp.,
                 Mortgage Participation Certificates,
                 Series 1998-5, Class 5,**
                   2/19/25 ......................................     1,505,199
              Government National Mortgage
                 Association,
       5,461     Trust 1998-14, Class 14-PK,
                   11/20/26 .....................................     1,114,954
       8,000     Trust 1999-3, Class 3-S,
                   2/16/29 ......................................       380,000
      19,459     Trust 1999-5, Class 5-S,
                   2/16/29 ......................................       419,582
      63,110     Trust 1999-8, Class 8-S,
                   3/16/29 ......................................     1,301,635
AAA   35,082  Hanover Grantor Trust,
                 Series 1999-1, Class 1-A,**
                   8/01/27 ......................................     1,206,253
Aaa   39,907  Headlands Mortgage Securities, Inc.,
                 Mortgage Certificates,
                 Series 1997-1, Class X-1,
                   3/25/27 ......................................       748,262
AAA      722  Kidder Peabody Acceptance Corp.,
                 Series B, Class B-2,
                   4/22/18 ......................................       191,680
Aaa   15,836  Merrill Lynch Mortgage Investors, Inc.,
                 Mortgage Pass-Through Certificates,
                 Series 95-C2, Class-IO,
                   6/15/21 ......................................       450,324
Aaa   19,136@ Morgan Stanley Capital 1, Inc.,
                 Series 1997-HF1, Class HF1-X,**
                   6/15/17 ......................................     1,291,470
AAA  112,483  Prudential Home Mortgage Securities
                 Co., Mortgage Pass-Through
                 Certificates,
                 Series 1994-5, Class A-9,
                   2/25/24 ......................................     1,107,258
AAA        2  Prudential Securities, Inc.,
                 Trust 15, Class 1-G,
                   5/20/21 ......................................       149,387
      68,274  Small Business Administration,
                 Series 2000-1, Class 1-I0,
                   4/01/15 ......................................     2,208,239
AAA       11  Structured Asset Securities Corp.,
                 Series 1991-2, Class GA,
                   12/20/21 .....................................       320,048
                                                                    -----------
                                                                    116,147,448
                                                                    -----------
              PRINCIPAL ONLY MORTGAGE-
              BACKED SECURITIES--12.5%
AAA      665  Chase Mortgage Finance Corp., Mortgage
                 Pass-Through Certificates,
                 Series 1994-A, Class A-P,
                   1/25/10 ......................................       508,357

See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
         AMOUNT                                                       VALUE
 RATING*  (000)                   DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------

AAA    $ 534  Collateralized Mortgage Obligation Trust,
                 Trust 29, Class A,
                   5/23/17 ......................................    $  414,526
              Drexel Burnham Lambert, Inc.,
AAA      206     Trust K, Class K-1,
                   9/23/17 ......................................       162,388
AAA    2,049     Trust V, Class V-1A,
                   9/01/18 ......................................     1,531,525
              Federal Home Loan Mortgage Corp.,
                 Multiclass Mortgage Participation
                 Certificates,
       2,685     Series G-50, Class 50-AM,
                   4/25/24 ......................................     1,431,399
       1,967     Series T-8, Class A-10,
                   11/15/28 .....................................     1,032,415
         659     Series 1418, Class 1418-M,
                   11/15/22 .....................................       282,956
       2,653     Series 1571, Class 1571-G,
                   8/15/23 ......................................     1,253,581
      11,971@    Series 1686, Class 1686-B,
                   2/15/24 ......................................     6,392,713
       1,583     Series 1691, Class 1691-G,
                   3/15/24 ......................................     1,085,613
       3,065     Series 1739, Class 1739-B,
                   2/15/24 ......................................     2,168,347
         948     Series 1750, Class 1750-PC,
                   3/15/24 ......................................       837,158
         264     Series 1828, Class 1828-A,
                   5/15/24 ......................................       134,219
       1,543     Series 1857, Class 1857-PB,
                   12/15/08 .....................................     1,250,276
       5,500     Series 2009, Class 2009-HJ,
                   10/15/22 .....................................     3,294,830
       8,019     Series 2082, Class 2082-PN,
                   1/15/24 ......................................     3,695,119
         900     Series 2087, Class 2087-PO,
                   9/15/25 ......................................       615,483
       1,027     Series 2162, Class 2162-L,
                   6/15/29 ......................................       343,949
       2,354     Series 2169, Class 2169-EA,
                   6/15/29 ......................................     1,079,015
       2,214     Series 2217, Class 2217-PO,
                   2/15/30 ......................................     1,335,296
              Federal National Mortgage Association,
                 REMIC Pass-Through Certificates,
       2,684     Trust 225, Class 1,
                   2/01/23 ......................................     2,117,231
       2,320     Trust 279, Class 279-1,
                   7/01/26 ......................................     1,705,768
         481     Trust 1991-7, Class 7-J,
                   2/25/21 ......................................       370,480
       1,428     Trust 1993-2, Class 2-KB,
                   1/25/23 ......................................       728,602
         378@    Trust 1993-213, Class 213-H,
                   9/25/23 ......................................       373,995
         936     Trust 1994-9, Class 9-C,
                   8/25/23 ......................................       843,237
       1,037     Trust 1996-5, Class 5-NH,
                   4/25/24 ......................................       508,349
       1,003     Trust 1996-5, Class 5-PV,
                   11/25/23 .....................................       814,491
      14,300@    Trust 1996-14, Class 14-PE,
                   8/25/23 ......................................     5,429,531
       3,151     Trust 1996-38, Class 38-E,
                   8/25/23 ......................................     1,024,068
       1,418     Trust 1997-85, Class 85-EL,
                   7/25/23 ......................................       821,362
         300     Trust 1997-85, Class 85-LE,
                   10/25/23 .....................................       189,851
       9,000     Trust 1998-26, Class 26-L,
                   3/25/23 ......................................     5,720,282
       1,250     Trust 1998-48, Class 48-P,
                   8/18/28 ......................................       745,726
AAA    1,329  First Union Residential, Mortgage
                 Certificates, Series 1999-A,
                 Class 11-AP, 3/25/15 ...........................       881,468
AAA   13,000  Fund America Investment Corp.,
                 Series 1993-C, Class B,
                   4/29/30 ......................................     1,844,908
       2,590  Government National Mortgage
                 Association,
                 Trust 1999-40, Class-N,
                   6/20/27 ......................................     1,528,027
              Housing Security, Inc.,
AAA      127     Series 1992-EB, Class B-8,
                   9/25/22 ......................................        94,689
AAA      448     Series 1993-D, Class D-8,
                   6/25/23 ......................................       299,222
AAA      437  Structured Mortgage Asset Trust,
                 Series 1993-3C, Class CX,
                   4/25/24 ......................................       291,718
                                                                     ----------
                                                                     55,182,170
                                                                     ----------
              COMMERCIAL MORTGAGE-
              BACKED SECURITIES--5.1%
AAA    6,000  Merrill Lynch Mortgage Investors, Inc.,
                 Series 1996-C1, Class A-3,
                   7.42%, 4/25/28 ...............................     5,907,701
AAA   10,250  NYC Mortgage Loan Trust,
                 Series 1996, Class A-2,**
                   6.75%, 6/25/11 ...............................     9,391,563
AAA    2,000  PaineWebber Mortgage Acceptance Corp. IV,
                 Series 1995-M1, Class B,**
                   6.95%, 1/15/07 ...............................     1,978,961


See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
         AMOUNT                                                       VALUE
 RATING*  (000)                   DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------

AAA   $5,000  Prudential Securities, Secured
                 Financing Corp.,
                 Series 1998-C1, Class A-1B,
                   6.51%, 7/15/08 ...............................  $  4,644,860
                                                                     ----------
                                                                     21,923,085
                                                                     ----------
              ASSET-BACKED SECURITIES--1.2%
AAA      952@Chase Manhattan Grantor Trust,
                 Series 1996-B, Class B,
                   6.61%,  9/15/02 ..............................       949,567
A      4,581  The Money Store Trust,
                 Series 1998-A, Class MH-2,
                   7.23%,  5/15/30 ..............................     4,110,464
                                                                     ----------
                                                                      5,060,031
                                                                     ----------

              U.S GOVERNMENT AND
              AGENCY SECURITIES--6.6%
              Overseas Private Investment Corp.,
         264     5.46%, 2/15/06 .................................       235,192
         240     5.79%, 5/29/12 .................................       215,227
         310     5.88%, 2/15/06 .................................       281,463
         200     6.27%, 5/29/12 .................................       187,802
         351     6.81%, 5/29/12 .................................       331,695
         400     6.84%, 5/29/12 .................................       384,654
         920     6.91%, 5/29/12 .................................       878,600
         250     7.35%, 5/29/12 .................................       241,250
              Small Business Administration,
       3,830     Series 1996-20E,
                   7.60%, 5/01/16 ...............................     3,765,400
       3,225     Series 1996-20F,
                   7.55%, 6/01/16 ...............................     3,161,902
       3,429     Series 1996-20G-1,
                   7.70%, 7/01/16 ...............................     3,390,474
       3,241     Series 1996-20H,
                   7.25%, 8/01/16 ...............................     3,124,888
       6,001     Series 1996-20K,
                   6.95%, 11/01/16 ..............................     5,688,919
       2,519     Series 1997-20C,
                   7.15%, 3/01/17 ...............................     2,414,382
       5,422     Series 1998-P10A-1,
                   6.12%, 2/01/08 ...............................     4,911,401
                                                                     ----------
                                                                     29,213,249
                                                                     ----------
              COLLATERALIZED MORTGAGE OBLIGATION
              RESIDUALS***--0.1%
AAA       25  Collateralized Mortgage Obligation Trust,
                 Series 13, Class R, 1/20/03 ....................        49,597
AAA       45  FBC Mortgage Securities Trust 16,
                 CMO, Series A-1, 7/01/17 .......................       117,265
NR   140,000  Kidder Peabody Acceptance Corp.,
                 Series 1994-C1, Class R, 2/01/01 ...............         1,400
NR        43  PaineWebber Trust,
                 Series N, Class 7, (REMIC) 1/01/19 .............       113,835
                                                                    -----------
                                                                        282,097
                                                                    -----------
              Total long-term investments
                 (cost $662,580,866) ............................   633,070,462


              SHORT-TERM INVESTMENTS
              DISCOUNT NOTE
         300  Federal Home Loan Mortgage Corp.,
                 5.88%, 5/01/00 (cost $300,000) .................       300,000
                                                                     ----------
              Total Investments, before investments
                 sold short--137.9%
              (cost $662,880,866) ...............................   633,370,462
                                                                    -----------

              INVESTMENTS SOLD SHORT--(13.7%)
     (48,000) United States Treasury Bonds,
                5.25%,2/15/29 ...................................   (42,165,120)
     (17,940) United States Treasury Notes,
                 6.50%, 2/15/10 .................................   (18,295,930)
                                                                   ------------
                (proceeds $61,815,781) ..........................   (60,461,050)
                                                                   ------------

              Total Investments, net of investments
                 sold short
                 (cost $601,065,085) ............................   572,909,412
              Liabilities in excess of other
                 assets--(30.2)% ................................  (133,029,035)
                                                                   ------------
              Net Assets--100% ..................................  $439,880,377
                                                                   ============

-----------
   * Using the higher of  Standard  & Poor's,  Moody's  or  Fitch's  rating.
  ** Security is exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 *** Illiquid securities representing 0.06% of net assets.
   @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

-------------------------------------------------------------------------------
                             KEY TO ABBREVIATIONS:

                 CMO -- Collateralized Mortgage Obligation.
               REMIC -- Real Estate Mortgage Investment Conduit.

-------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $662,880,866) (Note 1) ............    $633,370,462
Deposits with brokers as collateral for
  securities sold short (Note 1) ..............................      63,821,737
Interest receivable ...........................................       6,080,254
Interest rate caps, at value
  (amortized cost $5,091,570) (Notes 1 & 3) ...................       5,014,855
Unrealized appreciation on interest
  rate swaps (Note 1 & 3) .....................................         363,500
Receivable for investments sold ...............................          86,505
                                                                 --------------
                                                                    708,737,313
                                                                 --------------

LIABILITIES
Payable for investment purchased ..............................     104,085,306
Reverse repurchase agreements (Note 4) ........................     102,011,944
Investments sold short, at value
  (proceeds $61,815,781) (Note 1) .............................      60,461,050
Interest payable ..............................................       1,080,607
Due to broker-variation margin ................................         587,897
Investment advisory fee payable (Note 2) ......................         236,337
Due to custodian ..............................................         116,077
Administration fee payable (Note 2) ...........................          72,719
Other accrued expenses ........................................         204,999
                                                                 --------------
                                                                    268,856,936
                                                                 --------------
NET ASSETS ....................................................    $439,880,377
                                                                 ==============

  Net assets were comprised of:
  Common stock at par (Note 5) ................................       $ 628,499
  Paid-in capital in excess of par ............................     563,355,769
                                                                 --------------
                                                                    563,984,268
  Undistributed net investment income .........................      10,807,857
  Accumulated net realized loss ...............................    (104,874,385)
  Net unrealized depreciation .................................     (30,037,363)
                                                                 --------------
Net assets, April 30, 2000 ....................................    $439,880,377
                                                                 ==============
Net asset value per share:
  ($439,880,377 / 62,849,878 shares of
  common stock issued and outstanding) .........................          $7.00
                                                                          =====
-------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization of
  $1,079,446 and interest expense of $4,608,176) ...............   $ 17,878,667
                                                                 --------------
Operating Expenses
  Investment advisory ..........................................      1,455,578
  Administration ...............................................        447,870
  Reports to shareholders ......................................         85,000
  Transfer agent ...............................................         71,000
  Custodian ....................................................         70,000
  Independent accountants ......................................         57,500
  Directors ....................................................         35,000
  Legal ........................................................         10,000
  Miscellaneous ................................................        122,035
                                                                 --------------
    Total operating expenses ...................................      2,353,983
                                                                 --------------
Net investment income ..........................................     15,524,684
                                                                 --------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on:
  Investments ..................................................      3,011,989
  Futures ......................................................     (2,419,050)
  Short sales ..................................................     (4,214,112)
                                                                 --------------
                                                                     (3,621,173)
                                                                 --------------
Net change in unrealized appreciation (depreciation) on:
  Investments ..................................................    (13,387,620)
  Interest rate caps ...........................................      2,398,095
  Futures ......................................................       (581,561)
  Interest rate swaps .........................................         515,788
  Short sales .................................................      (2,690,690)
                                                                 --------------
                                                                    (13,745,988)
                                                                 --------------
Net loss on investments .......................................     (17,367,161)
                                                                 --------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS .....................................   $  (1,842,477)
                                                                 ==============



See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH
  FLOWS PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from
  operations .......................................... $  (1,842,477)
                                                        -------------
Increase in investments ...............................   (29,483,371)
Net realized loss .....................................     3,621,173
Decrease in unrealized appreciation ...................    13,745,988
Increase in interest rate caps ........................    (1,432,904)
Decrease in interest receivable .......................       125,246
Decrease in due to broker-variation margin ............      (470,171)
Decrease in receivable for investments sold ...........    15,239,021
Decrease in payable for investments sold short ........   (60,166,400)
Increase in payable for investments purchased .........   104,085,306
Increase in appreciation on interest rate swaps .......      (437,500)
Decrease in interest payable ..........................    (1,478,132)
Decrease in deposits with brokers for
  securities sold short ...............................    57,190,764
Increase in accrued expenses and other liabilities ....        33,629
                                                        -------------
   Total adjustments ..................................   100,572,649
                                                        -------------
Net cash flows provided by operating activities .......   $98,730,172
                                                        =============

INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ....... $  98,730,172
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ...........   (84,439,545)
  Cash dividends paid                                     (17,676,026)
                                                        -------------
Net cash flows used for financing activities ..........  (102,115,571)
                                                        -------------
  Net decrease in cash ................................    (3,385,399)
  Cash at beginning of period .........................     3,385,399
                                                        -------------
  Cash at end of period ............................... $          --
                                                        =============

-------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
-------------------------------------------------------------------------------
                           SIX MONTHS ENDED   YEAR ENDED
                               APRIL 30,      OCTOBER 31,
                                 2000            1999
                               -------         -------


INCREASE (DECREASE)
IN NET ASSETS


Operations:


  Net investment income ....   $ 15,524,684    $ 46,060,724)


  Net realized loss ........     (3,621,173)    (33,907,437)


  Net change in unrealized
    depreciation ...........    (13,745,988)    (16,477,021)
                                 ----------      ----------


  Net decrease in
    net assets resulting from
    operations .............     (1,842,477)     (4,323,734)


  Dividends from net investment
    income .................    (17,676,026)    (35,352,115)
                                 ----------      ----------


  Total decrease ...........    (19,518,503)    (39,675,849)


NET ASSETS


Beginning of period .......     459,398,880     499,074,729
                                -----------     -----------


End of period (including undis-
 tributed net investment
 income of $10,807,857 and
 $12,959,199, respectively)..  $439,880,377    $459,398,880
                               ============    ============


See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
-------------------------------------------------------------------------------

                                                   SIX MONTHS ENDED               YEAR ENDED OCTOBER 31,
                                                       APRIL 30,   ---------------------------------------------------
                                                         2000        1999       1998        1997       1996       1995
                                                    --------------  -----       ----        ----       ----       ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ................  $     7.31     $ 7.94     $ 8.12      $ 7.61     $ 7.66     $ 7.25
                                                       ----------  ---------    -------     -------    -------    -------
  Net investment income (net of $0.07, $0.16, $0.19, $0.18,
   $0.17 and $0.22, respectively, of interest expense)        .25        .73        .62         .58        .55        .51
  Net realized and unrealized gain (loss) on investments     (.28)      (.80)      (.24)        .49       (.01)       .65
                                                       ----------  ---------    -------     -------    -------    -------
Net increase (decrease) from investment operations ...       (.03)      (.07        .38        1.07        .54       1.16
                                                       ----------  ---------    -------     -------    -------    -------
Dividends and distributions:
  Dividends from net investment income ...............       (.28)      (.56)      (.56)       (.56)      (.55)      (.66)
  Distributions in excess of net investment income ...      --         --         --          --          (.04)     --
  Return of capital distribution .....................      --         --         --          --        --           (.09)
                                                       ----------  ---------    -------     -------    -------    -------
Total dividends and distributions ....................       (.28)      (.56)      (.56)       (.56)      (.59)      (.75)
                                                       ----------  ---------    -------     -------    -------    -------
Net asset value, end of period* ...................... $     7.00     $ 7.31     $ 7.94      $ 8.12     $ 7.61     $ 7.66
                                                       ==========  =========    =======    ========   ========   ========

Per share market value, end of period* ............... $     6.06     $ 6.13     $ 6.94      $ 6.88     $ 6.25     $ 7.25
                                                       ==========  =========    =======    ========   ========   ========
TOTAL INVESTMENT RETURN+ .............................       3.74%     (4.04%)     9.29%      19.68%     (5.36%)    26.50%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses                                           1.05%+++   1.01%      1.01%       1.02%      1.08%      1.08%
Operating expenses and interest expense ..............       3.10%+++   3.03%      3.33%       3.44%      3.38%      4.08%
Net investment income ................................       6.93%+++   9.54%      7.74%       7.63%      7.36%      6.85%

SUPPLEMENTAL DATA:
Average net assets (in thousands) ....................   $447,870   $482,685  $ 506,858    $474,903   $473,056   $466,449
Portfolio turnover ...................................         41%       144%       214%        220%       440%       267%
Net assets, end of period (in thousands) .............   $439,880   $459,399  $ 499,075    $510,230   $478,085   $481,301
Reverse repurchase agreements outstanding,
  end of period (in thousands) .......................   $102,012   $186,451   $198,336    $228,530   $204,438   $214,438
Asset coverage++ .....................................    $ 5,323     $3,478    $ 3,520     $ 3,233    $ 3,339    $ 3,244

--------------
   * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for period less than one full year is not annualized.
  ++ Per $1,000 of reverse repurchase agreement outstanding.
 +++ Annualized


The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.



                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------
NOTE 1. ORGANIZATION & ACCOUNTING POLICIES
The BlackRock Income Trust Inc. (the "Trust"), a Maryland corporation, is a diversified closed-end management in-vestment company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Futures contracts are valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity or disposition.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying col lateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effec-tively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly; first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

    Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

    The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNCFinancial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.65% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.20% of the first $500 million of the Trust's average weekly net assets and 0.15% of any excess.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the period ended April 30, 2000 aggregated $279,570,470 and $245,631,892, respectively.

   The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At April 30, 2000, the Trust held 0.06% of its net assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at April 30, 2000 was $662,970,682 and, accordingly, net unrealized depreciation for federal income tax purposes was $29,600,220 (gross unrealized appreciation $15,454,611; gross unrealized depreciation $45,054,831).

   For federal income tax purposes, the Trust has a capital loss carryforward at October 31, 1999 of approximately $102,707,800 of which approximately $3,440,300 will expire in 2001, approximately $23,358,000 will expire in 2002, approximately $15,428,300 will expire in 2003, approximately $27,373,200 will expire in 2004, and approximately $33,108,000 will expire in 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   Details of open financial futures contracts at April 30, 2000 are as follows:

                                                                       VALUE AT         UNREALIZED
NUMBER OF                            EXPIRATION       VALUE AT         APRIL 30,      APPRECIATION
CONTRACTS               TYPE            DATE         TRADE DATE          2000         (DEPRECIATION)
---------               ----         ----------      ----------       ----------     ----------------
                                                                                       C>
Short Positions:
   69                 Eurodollar     June 2000     $ (16,300,940)    $ (16,092,180)    $   208,760
1,863               30 Yr. T-Bond    June 2000      (177,518,703)     (179,895,937)     (2,377,234)
                                                                                       -----------
                                                                                       $(2,168,474)
                                                                                       ===========

   The Trust holds four interest rate caps. Under all agreements the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for each agreement. Details of the caps at April 30, 2000 are as follows:

NOTIONAL                                             VALUE AT    UNREALIZED
 AMOUNT    FIXED   FLOATING   TERMINATION  AMORTIZED  APRIL 30,  APPRECIATION
  (000)    RATE      RATE        DATE         COST      2000     (DEPRECIATION)
 -------   -----    -------  ------------ ----------  ---------- --------------
$ 50,000  8.00%   3mth.LIBOR  2/19/02     $ 581,768  $ 996,229    $ 414,461
 100,000  6.50%   3mth.LIBOR  4/4/02      1,382,131  1,343,750      (38,381)
 100,000  7.00%   3mth.LIBOR  4/18/03     1,697,575  1,487,376     (210,199)
 100,000  7.25%   3mth.LIBOR  4/23/03     1,430,096  1,187,500     (242,596)
                                         ----------- ---------   ----------
                                         $5,091,570 $5,014,855   $  (76,715)
                                         =========== =========   ==========

   Details of the open interest rate swap at April 30, 2000 is as follows:

NOTIONAL
 AMOUNT                FIXED   FLOATING    TERMINATION    UNREALIZED
  (000)      TYPE       RATE      RATE         DATE       APPRECIATION
--------     -----      -----    ------     ----------    ------------
$(20,000)Interest Rate  7.50% 1 mth. LIBOR   04/25/02      $363,500
                                                           ========


NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the period ended April 30, 2000 was approximately $161,800,824 at a weighted average interest rate of approximately 5.70%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $185,097,256 as of March 31, 2000, which was 27.5% of total assets.

N0TE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 62,849,878 shares outstanding at April 30, 2000, the Adviser owned 10,753 shares.

NOTE 6. DIVIDENDS
Subsequent to April 30, 2000, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.046875 per share payable May 31, 2000 to shareholders of record on May 15, 2000.

-------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
-------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

-------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                             ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Shareholders was held May 18, 2000 to vote on the following matters:

      (1) To elect three Directors as follows:

          DIRECTOR                                                      CLASS              TERM             EXPIRING
          --------                                                      -----              ----              -------
          Frank J. Fabozzi ......................................        II               3 years             2003
          Walter F. Mondale .....................................        II               3 years             2003
          Ralph L. Schlosstein ..................................        II               3 years             2003


         Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink and James Clayburn La Force, Jr.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 2000.

      Shareholders elected the three Directors and ratified the selection of Deloitte &Touche LLP. The results of the voting was as follows:


                                                                      VOTES FOR        VOTES AGAINST       ABSTENTIONS
                                                                       --------         -----------          --------
      Frank J. Fabozzi ..........................................    51,630,770             --              2,623,944
      Walter F. Mondale .........................................    51,356,636             --              2,898,078
      Ralph L. Schlosstein ......................................    51,703,369             --              2,551,345
      Ratification of Deloitte & Touche LLP .....................    53,414,394           338,661             501,659

-------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                               INVESTMENT SUMMARY
-------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock Income Trust's investment objective is to manage a portfolio of high quality securities to miantain high monthly income consistent with preservation of capital. The Trust will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States Treasury securities having the same maturity as the average dollar weighted maturity of the Trust's investments.

WHO MANAGES THE TRUST?
BlackRock Advisors, Inc. ("BlackRock") is an SEC-registered investment adviser. As of March 31, 2000, The advisor and its affiliates (together, "BlackRock") managed $173 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $29 billion family of open-end equity and bond funds. BlackRock manages over 590 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust will invest at least 65% of its assets in mortgage-backed securities. At least 85% of the Trust's assets must be rated at least "AAA" by Standard & Poor's or "Aaa" by Moody's at the time of purchase. Of this 85% at least 80% of the Trust's assets must be rated at least "AAA" by Standard & Poor's at the time of purchase while the remaining 5% can be invested in securities rated at least "AAA" by Standard & Poor's, "Aaa" by Moody's or deemed "AAA" by the Advisor at the time of purchase. Additionally, 15% of the Trust's assets can be invested in securities rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?
The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U .S. Treasury securities with an average life similar to that of the Trust's assets. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula. In seeking the investment objective, the Advisor may actively manage among various types of securities in different interest rate environments.

Traditional mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread above Treasuries due to the uncertainty of the timing of their cash flows as they are subject to changes in the rate of prepayments when interest rates change and either a larger or smaller proportion of mortgage holders refinance their mortgages or move. While mortgage-backed securities offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

Multiple-class mortgage pass-through securities, or collateralized mortgage obligations (CMOs), are also an investment that may be used in the Trust's portfolio. These securities are issued in multiple classes each of which has a different coupon rate, stated maturity and prioritization on the timing of receipt of cash flows coming from interest and principal payments on the underlying mortgages. Principal prepayments can be allocated among the different classes of a CMO in a number of ways; for instance, they can be applied to each of the classes in the order of their respective stated maturities. This feature allows an investor to better plan the average life of their investment.

Additionally, in order to protect the portfolio from interest rate risk, the Advisor will attempt to locate securities with call protection, such as commercial mortgage-backed securities with prepayment penalties or lockouts. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST
PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the NewYork Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. the Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high montly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. Dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

-------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                                    GLOSSARY
-------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-BACKED   Mortgage  instruments with interest rates that
SECURITIES (ARMS):                adjust at periodic intervals at a fixed amount
                                  over the market  levels of  interest  rates as
                                  reflected  in  specified  indexes.   ARMS  are
                                  backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:          Securities   backed   by   various   types  of
                                  receivables such as automobile and credit card receivables.

CLOSED-END FUND:                  Investment  vehicle which  initially  offers a
                                  fixed  number of shares  and trades on a stock
                                  exchange.  The fund  invests in a portfolio of
                                  securities  in  accordance   with  its  stated
                                  investment objectives and policies.

COLLATERALIZED                    Mortgage-backed  securities   which   separate
MORTGAGE OBLIGATIONS (CMOS):      mortgage   pools  into   short,   medium,  and
                                  long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE               Mortgage-backed securities  secured  or backed
BACKED SECURITIES (CMBS):         by  mortgage loans on commercial properties.

DISCOUNT:                         When a fund's net asset value  is greater than
                                  its stock price the fund is said to be trading at a discount.

DIVIDEND:                         Income  generated by securities in a portfolio
                                  and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:            Shareholders    may    elect   to   have   all
                                  distributions  of dividends  and capital gains
                                  automatically   reinvested   into   additional
                                  shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however, they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however, they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:            Securities  issued or  guaranteed  by the U.S.
                                  government,   or  one  of  its   agencies   or
                                  instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:         Mortgage   securities   including   CMBS  that
                                  receive only the  interest  cash flows from an
                                  underlying   pool   of   mortgage   loans   or
                                  underlying pass-through securities. Also known as a STRIP.

INVERSE-FLOATING RATE MORTGAGE:   Mortgage  instruments with coupons that adjust
                                  at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                     Price per share of a security  trading in the
                                  secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:            A mortgage  dollar roll is a   transaction  in
                                  which  the  Trust   sells   mortgage-   backed
                                  securities  for delivery in the current  month
                                  and  simultaneously  contracts  to  repurchase
                                  substantially  similar (although not the same)
                                  securities on a specified future date.  During
                                  the "roll" period,  the Trust does not receive
                                  principal   and   interest   payments  on  the
                                  securities,  but is compensated  for giving up
                                  these   payments  by  the  difference  in  the
                                  current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:           Mortgage-backed  securities  issued  by  FNMA,
                                  FHLMC, FHA or GNMA.

NET ASSET VALUE (NAV):            Net asset value is the total  market  value of
                                  all securities held by the Trust,  plus income
                                  accrued   on  its   investments,   minus   any
                                  liabilities    including   accrued   expenses,
                                  divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET
                                  JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:        Mortgage  securities  that  receive  only the
                                  principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

PROJECT LOANS:                    Mortgages for multi-family,  low- to   middle-
                                  income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                        Securities     issued   in   connection   with
                                  collateralized   mortgage   obligations   that
                                  generally  represent the excess cash flow from
                                  the mortgage  assets  underlying the CMO after
                                  payment of principal and interest on the other
                                  CMO  securities  and  related   administrative
                                  expenses.

REVERSE REPURCHASE AGREEMENTS:    In a reverse repurchase agreement,  the  Trust
                                  sells securities and agrees to repurchase them
                                  at a mutually  agreed  date and price.  During
                                  this time, the Trust  continues to receive the
                                  principal  and  interest  payments  from  that
                                  security.  At the end of the  term,  the Trust
                                  receives  the same  securities  that were sold
                                  for  the  same  initial   dollar  amount  plus
                                  interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED          Arrangements  in  which  a   pool of assets is
SECURITIES                        separated   into   two   classes  that receive
                                  different  proportions   of the  interest  and
                                  principal    distribution    from   underlying
                                  mortgage-backed securities. IO's and PO's are examples of strips.

-------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
-------------------------------------------------------------------------------


TAXABLE TRUSTS
-------------------------------------------------------------------------------

                                                                            STOCK      MATURITY
PERPETUAL TRUSTS                                                           SYMBOL        DATE
                                                                           ------       ------
The BlackRock Income Trust Inc.                                             BKT           N/A
The BlackRock North American Government Income Trust Inc.                   BNA           N/A
The BlackRock High Yield Trust                                              BHY           N/A

TERM TRUSTS

The BlackRock Target Term Trust Inc.                                        BTT          12/00
The BlackRock 2001 Term Trust Inc.                                          BTM          06/01
The BlackRock Strategic Term Trust Inc.                                     BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                            BQT          12/04
The BlackRock Advantage Term Trust Inc.                                     BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                   BCT          12/09


TAX-EXEMPT TRUSTS
-------------------------------------------------------------------------------


                                                                           STOCK      MATURITY
PERPETUAL TRUSTS                                                           SYMBOL        DATE
                                                                           ------       ------
The BlackRock Investment Quality Municipal Trust Inc.                       BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.            RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust                    RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.            RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc.              RNY           N/A
The BlackRock Pennsylvania Strategic Municipal Trust                        BPS           N/A
The BlackRock Strategic Municipal Trust                                     BSD           N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                              BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                        BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.             BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                     BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.               BLN          12/08
The BlackRock Insured Municipal Term Trust Inc.                             BMT          12/10



                     IF YOU WOULD LIKE FURTHER INFORMATION
                         PLEASE DO NOT HESITATE TO CALL
                     BLACKROCK AT (800) 227-7BFM (7236) OR
                      CONSULT WITH YOUR FINANCIAL ADVISOR.

-------------------------------------------------------------------------------
                            BLACKROCK ADVISOR, INC.
                                  AN OVERVIEW
-------------------------------------------------------------------------------

      BlackRock Advisor, Inc. (the "Advisor") is an SEC-registered investment advisor. As of March 31, 2000, the Advisor and its affiliates (together, "BlackRock") managed $173 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $29 billion family of open-end funds. BlackRock manages over 590 accounts, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.




                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

-------------------------
       BLACKROCK
-------------------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 2000 were not audited and, accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                         THE BLACKROCK INCOME TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM



[GRAPHIC] Printed on recycled paper                                 09247F-10-0


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       BLACKROCK
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The
Income
Trust Inc.

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Semi-Annual Report
April 30, 2000

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